Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This SECOND AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2019, among Xponential Fitness LLC, a Delaware limited liability company, and St. Gregory Holdco, LLC, a Delaware limited liability company (collectively, the “Borrower”), the other loan parties party hereto (together with the Borrower, the “Loan Parties”), the financial institutions party hereto (together with their respective successors and assigns, the “Lenders”) and Monroe Capital Management Advisors, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

BACKGROUND

WHEREAS, the Borrower, the other Loan Parties party thereto, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of October 25, 2018, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Incremental Term Loan Joinder Agreement, dated as of April 18, 2019 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders waive any Default and Event of Default that exists under Section 13.1.5(a) of the Credit Agreement arising from the Loan Parties’ failure to comply with Section 10.1.1 of the Credit Agreement for the Fiscal Year ending December 31, 2018 (the “Specified Default”);

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to waive the Specified Default; and

WHEREAS, the Loan Parties party hereto have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1.        Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.        Amendments to the Credit Agreement. As of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1        Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as set forth below:

“Agent Fee Letter” means, collectively, (i) the second amended and restated fee letter dated as of the Closing Date between Borrower and the Administrative Agent, (ii) the first amendment fee letter dated as of April 18, 2019 between Borrower and the Administrative Agent, and (iii) the second amendment fee letter dated as of December 20, 2019 between Borrower and the Administrative Agent.

2.2        Section 1.1 of the Credit Agreement is hereby further amended by inserting the following at the end of the definition of “Applicable Margin”:

“Notwithstanding the foregoing, the Applicable Margin shall increase by 1% per annum on the first day of each month commencing on February 1, 2020 until the Obligations are Paid in Full.”

2.3        Section 6.4.2 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

6.4.2.  Payment of Principal. (i) On the last day of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2018 and ending with the fiscal quarter ending December 31, 2019, the Term A Loan shall be repaid to Administrative Agent, for the benefit of the Lenders in accordance with each Lender’s Pro Rata Share of the aggregate principal amount of funded Term A Loans, in an amount equal to one-quarter of one percent (1/4%) of the aggregate amount of Term A Loans made hereunder (as such amounts shall be reduced in connection with prepayments in accordance with Section 6.3.1) and (ii) on the first day of each month, commencing on February 1, 2020, the Term A Loan shall be repaid to Administrative Agent, for the benefit of the Lenders in accordance with each Lender’s Pro Rata Share of the aggregate principal amount of funded Term A Loans, in an amount equal to one percent (1%) of the aggregate amount of Term A Loans made hereunder (as such amounts shall be reduced in connection with prepayments in accordance with Section 6.3.1). Unless sooner paid in full, the outstanding principal balance of the Term A Loans shall be paid in full on the Term Loan Maturity Date. The principal amounts of any Incremental Term Loan shall be repaid in installments as set forth in the applicable Incremental Term Loan Joinder Agreement.

2.4        Section 10.1 of the Credit Agreement is hereby amended to add the following new Section 10.1.13 in the appropriate numerical order therein as follows:

“10.1.13  Weekly Cash Flow Reports. On Tuesday of each week, commencing with Tuesday, December 10, 2019, (x) a rolling 13-week consolidated cash

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flow forecast, in form and substance consistent with the cash flow forecast documentation previously delivered to the Administrative Agent on the Second Amendment Effective Date (the “13-Week Forecast”) and (y) a variance report (a “Variance Report”) reflecting, among other things, the amount and percentage variance of the actual cash receipts and disbursements of the Loan Parties for the immediately preceding weekly period and a reasonably detailed explanation for any such variance. Within two days of delivery of such 13-Week Forecast, the Borrower and Administrative Agent shall have an update call to discuss the 13-Week Forecast and Variance Report at a time mutually agreeable to the Borrower and Administrative Agent.”

2.5        Section 12.2.1 of the Credit Agreement is hereby amended to delete “and” after the semicolon at the end of clause (b), to replace the period at the end of clause (c) with a semicolon, to add “and” after the semicolon at the end of clause (c), and to add the following clause (d) in appropriate alphabetical order, as follows:

“(d)    Administrative Agent shall have consented in writing to the borrowing of such Loan or issuance of such Letter of Credit.”

2.6        Section 13.1 of the Agreement is hereby amended by (i) inserting a reference to “, 10.1.13” immediately following the reference to “10.12” in Section 13.1.5.

Section 3.        Waiver.

3.1        The Loan Parties acknowledge and agree that the Specified Default constitutes an Event of Default under the Credit Agreement. The Administrative Agent and the Lenders hereby agree to waive (a) the Specified Default, (b) any Defaults or Events of Default arising under the Credit Agreement or the other Loan Documents solely from the failure to give notice (or timely notice) of any Specified Defaults, and (c) any Defaults or Events of Default arising under the Credit Agreement or the other Loan Documents solely from the making, or deemed making, of any inaccurate representation or warranty in the Credit Agreement or the other Loan Documents solely as a result of the existence of any Specified Defaults.

3.2        The Administrative Agent and the Lenders hereby agree to waive the requirement under Section 10.1.1 of the Credit Agreement which requires the Loan Parties’ to deliver an annual audit report for Fiscal Year ending December 31, 2019 for Holdings and its Subsidiaries; provided that the Loan Parties shall still deliver the annual audit report of Xponential Fitness, LLC and its Subsidiaries as required under section 10.1.1. After April 1, 2020, the Administrative Agent may request a quality of earnings report for Holdings and its Subsidiaries for the trailing twelve month period ending December 31, 2019 in form and substance satisfactory to Administrative Agent and prepared by RSM which quality of earnings report shall be delivered within 30 days of such request (or such longer period as the Administrative Agent may agree in its sole discretion). Failure to provide such quality of earnings report shall constitute an immediate Event of Default.

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3.3        Except as set forth in Section 3.1 and Section 3.2 of this Amendment, the Administrative Agent and the Lenders hereby reserve all rights and remedies granted to the Administrative Agent and the Lenders under the Credit Agreement, the other Loan Documents or applicable law or otherwise and nothing contained herein shall be construed to limit, impair or otherwise affect the right of the Administrative Agent and the Lenders to declare an Event of Default pursuant to the terms of the Credit Agreement or the other Loan Documents with respect to any other or future non-compliance with any covenant, term or provision of the Credit Agreement, the other Loan Documents or any other document now or hereafter executed and delivered in connection therewith.

Section 4.        Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender that the following are true and correct as of the Second Amendment Effective Date:

4.1        Continuation of Representations and Warranties. After giving effect to this Amendment, all representations and warranties of Borrower and the other Loan Parties set forth in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the Second Amendment Effective Date;

4.2        No Existing Default. Both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, other than the Specified Default;

4.3        Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver this Amendment and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of any Loan Party or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, except, in the case of clauses (i) and (iii), to the extent such violations would not reasonably be expected to result in a Material Adverse Effect or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents or permitted by Section 11.2 of the Credit Agreement); and

4.4        Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

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Section 5.        Conditions Precedent. This Amendment (including without limitation Section 3 hereof) shall be effective as of the date first set forth above, subject to the satisfaction (or waiver) of the following conditions precedent (the date of such satisfaction being the “Second Amendment Effective Date”):

5.1        Execution and Delivery. Each Loan Party, Administrative Agent and Required Lenders shall have executed and delivered to Administrative Agent this Amendment.

5.2        [intentionally omitted]

5.3        Agent Fee Letter. Administrative Agent shall have received an executed Agent Fee Letter dated as of the date hereof by the Administrative Agent and acknowledged by the Borrower (the “Second Amendment Fee Letter”).

5.4        Payment of Fees and Attorney Costs. Borrower shall have paid to Administrative Agent reasonable and documented out-of-pocket costs and expenses of Administrative Agent incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs of Administrative Agent in connection with the preparation and negotiation of this Amendment).

5.5        RSM Diligence. Borrower shall have paid to Administrative Agent a $250,000 deposit (the “RSM Deposit”), which shall be delivered to RSM US LLP (“RSM”) in respect of the quality of earnings report that RSM is preparing.

Section 6.        Reaffirmation. Each Loan Party hereby (i) expressly reaffirms and assumes all of its obligations and liabilities to Administrative Agent and the Lenders as set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents (in each case, as the same have been amended by this Amendment or as otherwise amended, amended and restated, supplemented or otherwise modified) (collectively, the “Reaffirmed Documents”) and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Reaffirmed Documents as though such Reaffirmed Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date; and (ii) acknowledges, ratifies, confirms and reaffirms without condition, all Liens and security interests granted to Administrative Agent, for its benefit and the benefit of Lenders, pursuant to the Reaffirmed Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Reaffirmed Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, and all extensions, renewals, refinancing, amendments or modifications of any of the foregoing.

Section 7. Miscellaneous.

7.1        Effect of Amendment. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit

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Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document and each Loan Party hereby fully ratifies and affirms each Loan Document to which it is a party.

7.2        Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

7.3        References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

7.4        Ratification of Liability; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the Liens granted or purported to be granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Administrative Agent and/or Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Administrative Agent and each Lender has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, neither Administrative Agent nor any Lender waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

7.5        Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

7.6        FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER APPROPRIATE JURISDICTION. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS

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SET FORTH ABOVE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

7.7        WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

7.8        Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

7.9        Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.10        Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including .pdf of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

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Section 8.        Post-Closing Requirements.

8.1        Annual Financials. Within five (5) Business Days of the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent the annual audit report of Xponential Fitness, LLC and its Subsidiaries, in form and substance satisfactory to the Administrative Agent, for the Fiscal Year ending December 31, 2018.

8.2        Quality of Earnings Report. Within 10 days of the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a quality of earnings report for Holdings and its Subsidiaries for the Fiscal Year ending December 31, 2018 and for the trailing twelve month period ending August 31, 2019 in form and substance satisfactory to Administrative Agent and prepared by RSM. To the extent in excess of the RSM Deposit, Borrower shall pay all costs and expenses of RSM in connection with delivering its quality of earnings report promptly following receipt of a request for such payment from Administrative Agent.

8.3        Warrant. The Sponsor and Loan Parties will negotiate in good faith with the Administrative Agent to enter in to a penny warrant, within 15 days of the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent (including customary anti-dilution, tag-along, preemptive and transfer rights), providing the Administrative Agent or its Affiliates, as applicable, with the right to purchase up to 1% of the outstanding equity interests of Holdings (on a fully-diluted, post-exercise basis) on April 1, 2020 if the Obligations haven’t been Paid in Full as of such date which warrant will automatically increase to provide the Administrative Agent or its Affiliates the right to purchase an additional 1% of the outstanding equity interests of Holdings (on a fully-diluted, post-exercise basis) on the first day of each month ending after April 1, 2020 until such time as the Obligations are Paid in Full (by way of example, on May 1, 2020 the Administrative Agent or its Affiliates, as applicable, shall have the right to purchase up to 2% of the outstanding equity interests of Holdings (on a fully-diluted, post-exercise basis), on June 1, 2020 the Administrative Agent or its Affiliates, as applicable, shall have the right to purchase up to 3% of the outstanding equity interests of Holdings (on a fully-diluted, post-exercise basis), and so on until such time as all of the Obligations have been Paid in Full).

The Borrower acknowledges and agrees that the failure to comply with the covenants set forth in this Section 8 shall constitute an immediate Event of Default under the Credit Agreement, provided that the Administrative Agent may extend the deadlines set forth in this Section 8 in its reasonable discretion.

Section 9.        Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives (collectively, the “Releasors” and each, a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and each Lender, and their successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions,

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predecessors, directors, officers, attorneys, employees, agents and other representatives (collectively, the Administrative Agent, each Lender, and all such other Persons, the “Releasees”, and each, a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, and rights of set off whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or that reasonably should be known, suspected or that reasonably should be suspected, both at law and in equity (and all defenses that may arise out of the foregoing), which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time prior to the date of this Amendment for or on account of, or relating to the Credit Agreement or any of the other Loan Documents or transactions thereunder.

Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense in respect of the matter covered thereby and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Each Loan Party, on behalf of itself and each Releasor, hereby absolutely, unconditionally, and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by such Loan Party pursuant to this Section 9.

[signature page follows]

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The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWER:	XPONENTIAL FITNESS LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

ST. GREGORY HOLDCO, LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

Signature Pages to Second Amendment to Second A&R Credit Agreement

OTHER LOAN PARTIES:	H&W FRANCHISE HOLDINGS LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

H&W FRANCHISE INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

CLUB PILATES FRANCHISE, LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

PILATES LICENSING, LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

CYCLEBAR HOLDCO, LLC, a Delaware limited liability company

	By:	/s/ John Meloun
	Name:	John Meloun
	Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

CYCLEBAR FRANCHISING, LLC, an Ohio limited liability company

By: CycleBar Holdco, LLC, a Delaware limited liability company, its sole member

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

CYCLEBAR WORLDWIDE INC., an Ohio corporation

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

FC JV, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

ST. GREGORY DEVELOPMENT GROUP, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

FF&E PROCUREMENT COMPANY OF AMERICA, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

J3T LOGISTICS, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

REMOP SERVICES, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

LB HYDE PARK, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

COWORKING CINCINNATI, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

ROW HOUSE FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

STRETCH LAB FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

YOGA SIX FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

CYCLEBAR CANADA FRANCHISING, ULC, a British Columbia unlimited liability corporation

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

AKT FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

LB FRANCHISING, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

ROW HOUSE TUSTIN, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

AKT STUDIO, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

YOGA SIX STUDIO, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

EXPERIENCE BRAND DEVELOPMENT, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

EBD RH, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

EBD SL, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

EBD CP, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

EBD CB, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

EBD FC LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

EBD AKT, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

EBD YS, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

STG BRAND AMBASSADOR FRANCHISING, LLC, an Ohio limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

BARRE MIDCO, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1001, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1002, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

PB 1005, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1006, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1007, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1012, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1016, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

PB 1018, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1020, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1021, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1029, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB 1035, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

PB 1042, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB FARNCHSING, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB OPCO, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PBH 1001, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

PB PRODUCT, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

PURE BARRE, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

BARRE HOLDCO, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

STRIDE FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ John Meloun
Name:	John Meloun
Title:	CFO

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

ADMINISTRATIVE AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS, LLC

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

LENDERS:

MONROE CAPITAL PRIVATE CREDIT FUND II LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED OFFSHORE) LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By: MONROE PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LP, as its Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL MML CLO VI, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-fact

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL MML CLO 2017-1, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as Collateral Manager Attorney-in Fact

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title	Managing Director

MONROE CAPITAL MML CLO VI, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-fact

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, as general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND VT LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND VT LLC, its general partner

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement

MC FINANCING SPV I, LLC, in its capacity as a Lender

By:	/s/ Nathan Harrell
Name:	Nathan Harrell
Title:	Managing Director

EVEREST REINSURANCE COMPANY, in its capacity as a Lender

By: PineBridge Investments LLC, its investment manager

By:	/s/ Doug Lyons
Name:	Doug Lyons
Title:	Managing Director

PINEBRIDGE PRIVATE CREDIT, L.P., in its capacity as a Lender

By: PineBridge Private Credit General Partner, L.P., its general partner

By: PineBridge Private Credit General Partner, LLC, its general partner

By: PineBridge Investments LLC, its sole member

By:	/s/ Doug Lyons
Name:	Doug Lyons
Title:	Managing Director

PINEBRIDGE PRIVATE HOLDINGS I, LLC, in its capacity as a lender

By:	/s/ Doug Lyons
Name:	Doug Lyons
Title:	Managing Director

Signature Page to Second Amendment and Waiver to Second A&R Credit Agreement